SCHEDULE 14A
                              (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                      Peoples Community Bancorp, Inc.
______________________________________________________________________________
Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:


             [Peoples Community Bancorp, Inc. Logo]












                                                 January 11, 2006


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Peoples Community Bancorp, Inc. The meeting will be held at the office of Peoples Community Bank located at 7615 Voice of America Centre Drive, West Chester, Ohio, on Friday, February 17, 2006 at 10:00 a.m., Eastern Time.

     At the Annual Meeting, you will be asked to elect three (3) directors for a three-year term, and ratify the appointment of BKD, LLP as our independent registered public accounting firm for the year ending September 30, 2006. Each of these matters is more fully described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of Peoples Community Bancorp, Inc. is sincerely appreciated.


                              Very truly yours,

                              /s/ Jerry D. Williams

                              Jerry D. Williams
                              President and Chief Executive Officer



                 PEOPLES COMMUNITY BANCORP, INC.
                      Post Office Box 1130
                     6100 West Chester Road
                    West Chester, Ohio 45071
                         (513) 870-3530
                        ________________

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                To Be Held on February 17, 2006
                        ________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Peoples Community Bancorp, Inc. will be held at the office of Peoples Community Bank located at 7615 Voice of America Centre Drive, West Chester, Ohio, on Friday, February 17, 2006 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

     (1) To elect three (3) directors for a three-year term expiring in 2009 and until their successors are elected and qualified;

     (2) To ratify the appointment by the Audit Committee of BKD, LLP as our independent registered public accounting firm for the fiscal year ending September
          30, 2006; and

     (3) To transact such other business as may properly come before the meeting or at any adjournment thereof.
          We are not aware of any other such business.

     Our stockholders of record as of December 27, 2005 are entitled to notice of and to vote at the Annual Meeting and at any adjournment of the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Fred L. Darlington

                              Fred L. Darlington
                              Corporate Secretary

West Chester, Ohio
January 11, 2006


-----------------------------------------------------------------
You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided.  If you attend the Annual Meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
-----------------------------------------------------------------

                        TABLE OF CONTENTS

                                                                        Page
                                                                        ----

About the Annual Meeting of Stockholders................................  1

Information with Respect to Nominees for Director, Continuing
 Directors and Executive Officers.......................................  3

  Election of Directors.................................................  3

  Directors Whose Terms are Continuing..................................  4

  Director Nominations..................................................  4

  Executive Officers Who Are Not Directors..............................  5

  Meetings of the Board of Directors of Peoples Community Bancorp.......  5

  Committees of the Board of Directors..................................  6

  Directors' Attendance at Annual Meetings..............................  7

  Directors' Compensation...............................................  7

  Compensation Committee Interlocks and Insider Participation...........  7

Performance Graph.......................................................  8

Executive Compensation..................................................  9

  Summary Compensation Table............................................  9

  Employment Agreements................................................. 10

  Change in Control Agreements.......................................... 11

  Stock Options......................................................... 11

  Transactions with Certain Related Persons............................. 12

Report of the Compensation and Benefits Committee....................... 13

Beneficial Ownership of Common Stock by Certain Beneficial Owners
 and Management......................................................... 14

  Section 16(a) Beneficial Ownership Reporting Compliance............... 15

Ratification of Appointment of Independent Registered Public
 Accounting Firm........................................................ 16

  Audit Fees............................................................ 17

Report of the Audit Committee........................................... 17

Stockholder Proposals, Nominations and Communications with the
 Board of Directors..................................................... 17

Annual Reports.......................................................... 18

Other Matters........................................................... 18


                        PROXY STATEMENT
                               OF
                PEOPLES COMMUNITY BANCORP, INC.
                        ________________

------------------------------------------------------------------

           ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

------------------------------------------------------------------

     This Proxy Statement is furnished to holders of common stock of Peoples Community Bancorp, Inc., the parent holding company of Peoples Community Bank. We are soliciting proxies on behalf of our Board of Directors to be used at the Annual Meeting of Stockholders to be held at the office of Peoples Community Bank located at 7615 Voice of America Centre Drive, West Chester, Ohio, on Friday, February 17, 2006 at 10:00 a.m., Eastern Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about January 11, 2006.

What is the purpose of the Annual Meeting?

     At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Peoples Community Bancorp and respond to questions from stockholders.

Who is entitled to vote?

     Only our stockholders of record as of the close of business on the record date for the meeting, December 27, 2005, are entitled to vote at the meeting. On the record date, we had 4,424,449 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

     After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the Annual Meeting.

If my shares are held in "street" name by my broker, could my broker automatically vote my shares for me?

     Your broker may vote in his or her discretion on the election of directors and ratification of the independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

     All stockholders are invited to attend the Annual Meeting. Stockholders of record can vote in person at the Annual Meeting. If your shares are held in "street" name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

                             1

Can I change my vote after I return my proxy card?

     If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

     * First, you may send a written notice to the Secretary of Peoples Community Bancorp, Mr. Fred L. Darlington, Corporate Secretary, Peoples Community Bancorp, Inc., P.O. Box 1130, West Chester, Ohio 45071, stating that you would like to revoke your proxy.

     * Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

     * Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked.
          However, attending the Annual Meeting without voting in person will not revoke your proxy.

     If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

     The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director and FOR ratification of the appointment of BKD, LLP for fiscal 2006.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

     Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest
number of votes will be elected directors.    The affirmative
vote of a majority of the total votes present is required for approval of the proposal to ratify the appointment of BKD, LLP. Abstentions are considered in determining the presence of a quorum and will have the effect of a vote against the proposal to ratify the appointment of BKD, LLP, but will not affect the plurality vote required for the election of directors. Under rules applicable to brokerage firms, the proposals to elect directors and ratify to the appointment of the independent registered public accounting firm are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.
                             2

-------------------------------------------------------------------

       INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
          CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

-------------------------------------------------------------------

Election of Directors

     Our Articles of Incorporation provide that the Board of Directors is divided into three classes as nearly equal in number as possible. The directors are elected by our stockholders for staggered terms, or until their successors are elected and qualified. A majority of the members of our Board of Directors are independent based on an assessment of each member's qualifications by the Board, taking into consideration the NASDAQ National Market's requirements for independence. The Board of Directors has concluded that Messrs. Buchanan, Hasselbring, Hawke, Nelson and Van DeGrift do not have any material relationships with Peoples that would impair their independence.

     At the Annual Meeting, you will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2009 and until their successors are elected and qualified. No nominee for director is related to any other director or executive officer by blood, marriage or adoption. You are not permitted to use cumulative voting for the election of directors. Each nominee currently serves as a director of Peoples Community Bancorp and Peoples Community Bank.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, we know of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director of Peoples Community Bancorp and our continuing directors, including tenure as a director. For certain directors, the indicated period of service includes service as a director of Peoples Community Bank prior to the organization of Peoples Community Bancorp in 2000. Ages are reflected as of September 30, 2005.

  Nominees for Director for a Three-Year Term Expiring in 2009

                                 Position with Peoples Community Bancorp and        Director
     Name             Age      Principal Occupation During the Past Five Years        Since
-----------------    ----    -----------------------------------------------------  --------
Jerry D. Williams     56     Director.  President and Chief Executive Officer         1980
                             of Peoples Community Bancorp and Peoples Community
                             Bank.  Director of Columbia Bancorp, Inc.,
                             Cincinnati, Ohio, a privately held bank holding
                             company and its wholly-owned subsidiary, The Columbia
                             Savings Bank, since 2005.*

John L. Buchanan      56     Director. President of Buchanan's Power Equipment        1996
                             Center, Inc., a John Deere dealership located in
                             Lebanon, Ohio which he has operated since 1971.

Nicholas N. Nelson    59     Director. County Auditor for Warren County, Ohio,        1990
                             serving in such position since March 1987.

The Board of Directors recommends that you vote FOR the election of the nominees for director.

                             3


Directors Whose Terms Are Continuing

             Directors with a Term Expiring in 2007

                                 Position with Peoples Community Bancorp and        Director
     Name             Age      Principal Occupation During the Past Five Years        Since
-----------------    ----    -----------------------------------------------------  --------
Paul E. Hasselbring   81     Director and Chairman of the Board.  Currently, part-    1967
                             time at King, Hasselbring & Assoc. since November
                             1996. Previously, senior partner with Hasselbring &
                             Assoc., an engineering firm located in Lebanon, Ohio
                             from 1951 to 1996.

John E. Rathkamp      62     Director and Corporate Secretary.  Retired December      2000
                             2005 as Senior Vice President and Chief Lending Officer
                             of Peoples Community Bancorp and Peoples Community Bank
                             where he served since 2000.  Prior thereto, he was
                             President of Harvest Home Savings Bank located in Cheviot,
                             Ohio, since 1991.

             Director for Three-Year Terms Expiring in 2008

                                 Position with Peoples Community Bancorp and        Director
     Name             Age      Principal Occupation During the Past Five Years        Since
-----------------    ----    -----------------------------------------------------  --------
Donald L. Hawke       73     Director.  Retired business owner and pharmacist.        1987

James R. Van DeGrift  66     Director. Trustee of Turtlecreek Township in             1994
                             Lebanon, Ohio since 1992.  Retired athletic director
                             and teacher from Lebanon High School.

Thomas J. Noe         45     Director.  Executive Vice President and Treasurer of     2000
                             of Peoples Community Bancorp and Peoples Community Bank
                             since 2002; previously, Chief Financial Officer and
                             Treasurer since 2000.  Director of Columbia Bancorp,
                             Inc. and The Columbia Savings Bank since 2005.*

_________________
* Peoples Community Bancorp owns approximately 38% of the outstanding shares of Columbia Bancorp, Inc.

Director Nominations

     Nominations for director of Peoples Community Bancorp are made by the Nominating and Corporate Governance Committee of the Board of Directors and are ratified by the entire Board. On December 23, 2003, the Board of Directors adopted a written charter which was attached to the proxy statement for Peoples Community Bancorp's 2005 Annual Meeting. The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination to the Board, including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the Securities and Exchange Commission), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

                             4

The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and stockholders. A stockholder who desires to recommend a prospective nominee for the Board should notify our Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the stockholder considers appropriate. Any stockholder wishing to make a nomination must follow our procedures for stockholder nominations, which are described under "Stockholder Proposals, Nominations and Communications with the Board of Directors."

Executive Officers Who Are Not Directors

     Set forth below is information with respect to the principal occupations during the last five years for the four executive officers of Peoples Community Bancorp and Peoples Community Bank who do not serve as directors of Peoples Community Bancorp. Ages are reflected as of September 30, 2005.

    Name             Age  Principal Occupation During the Past Five Years
-----------------   ----  -----------------------------------------------

Teresa A. O'Quinn    46   Currently serves as Executive Vice President,
                          Chief Operations Officer and Chief Financial
                          Officer of Peoples Community Bancorp and
                          Peoples Community Bank since August 2004.
                          Previously, Senior Vice President and Chief
                          Financial Officer since September 2002; and prior thereto, Vice President since 2000.

Lori M. Henn         42   Currently serves as Senior Vice President of
                          Peoples Community Bancorp and Peoples Community
                          Bank, since June 2003, and as Director of Internal Audit and Compliance Officer of Peoples
                          Community Bank since 2005 and 2000, respectively.
                          Previously, Ms. Henn was Vice President of
                          Peoples Community Bancorp and Peoples Community
                          Bank.

Fred L. Darlington   49   Currently serves as Corporate Secretary since
                          December 2005 and Senior Vice President and
                          General Counsel of Peoples Community Bancorp and
                          Peoples Community Bank since January 2005.
                          Previously, Mr. Darlington was President of
                          Kardol, LLC a distributor of masking paper and solvents since October 2004. Prior thereto Mr.
                          Darlington served as Vice President and Senior
                          Counsel of Provident Bank, Cincinnati, Ohio, since 1997.

Stephen P. Wood     49    Currently serves as Senior Vice President of
                          Peoples Community Bancorp and Peoples Community
                          Bank since January 2005. Previously, Mr. Wood served as Senior Vice President of Provident
                          Bank, Cincinnati, Ohio, since March 2001. Prior thereto Mr. Wood was Senior Vice President of US
                          Bank.

Meetings of the Board of Directors of Peoples Community Bancorp

     During the fiscal year ended September 30, 2005, the Board of Directors of Peoples Community Bancorp met 11 times. During fiscal 2005, the Board of Directors held three separate executive sessions of independent directors in accordance with the listing requirements of the NASDAQ National Market. No director of Peoples Community Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all Committees of the Board on which he served during the periods that he served.

     The primary business of Peoples Community Bancorp is conducted by Peoples Community Bank. Peoples Community Bank has also established an Executive Committee on which all independent directors serve on a semi-annual basis. Messrs. Williams, Noe and Rathkamp, however, serve on the Executive Committee for the entire year. The Executive Committee met seven times during fiscal 2005.
                             5

The Board of Directors of Peoples Community Bank met 20 times during fiscal 2005. No director of Peoples Community Bank attended fewer than 75% of the aggregate total number of Board meetings held during the period for which he has been a director and the number of meetings held by all Committees of the Board on which he served during the periods that he served.

Committees of the Board of Directors

     The Board of Directors of Peoples Community Bancorp has established an Audit Committee and Nominating and Corporate
Governance Committee and Peoples Community Bank has established a
Compensation and Benefits Committee.

     Audit Committee. The audit committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Form 10-K, reviews the quarterly Form 10-Qs and monitors Peoples Community Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles. The audit committee currently consists of Messrs. Hasselbring, Hawke, Nelson, Van DeGrift and Buchanan.

     All of the members of the audit committee are independent as determined by our Board of Directors and as defined in NASDAQ's listing standards and rules and regulations of the Securities and Exchange Commission. The audit committee meets on an as needed basis and met six times in fiscal 2005. The Board of Directors adopted an audit committee charter which was attached as Appendix A to our proxy statement for the 2005 Annual Meeting of Stockholders.

     The Board of Directors has determined that Mr. Nelson, a member of the Audit Committee, meets the requirements adopted by the Securities and Exchange Commission for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes:
(i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

     Nominating and Corporate Governance Committee. The nominating and corporate governance committee reviews and makes nominations for the Board of Directors, which are then sent to the full Board of Directors for their ratification. The current members of the nominating and corporate governance committee are Messrs. Hasselbring, Hawke, Nelson, Van DeGrift and Buchanan. Each of the members is independent as defined in the NASDAQ listing standards. The nominating and corporate governance committee met one time in fiscal 2005.

     Compensation Committee. It is the responsibility of the Compensation and Benefits Committee of the Board of Directors of Peoples Community Bank to institute a program which effectively provides incentive for executive management to lead Peoples Community Bank and Peoples Community Bancorp to their full potential. In fiscal 2005, directors appointed to this committee were Messrs. Hasselbring, Hawke, Nelson, Van DeGrift and Buchanan. All the current members of the committee are independent members of our Board of Directors as defined in the NASDAQ's listing standards. The Compensation and Benefits Committee met three times in fiscal 2005. The report of the Compensation and Benefits Committee with respect to compensation and benefits for the President and Chief Executive Officer and all other executive officers is set forth on page 13.

                             6

Directors' Attendance at Annual Meetings

     Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, directors are expected to attend the annual meeting absent a valid reason for not doing so. In 2005 seven of our eight directors attended the annual meeting of stockholders.

Directors' Compensation

     During the fiscal year ended September 30, 2005, each member of the Board of Directors of Peoples Community Bank was paid a retainer of $1,500 per month. Board members were not paid separate compensation for meetings of Peoples Community Bancorp or Committee meetings.

     Peoples Community Bank maintains an unfunded, non-qualified, deferred compensation arrangement to provide retirement benefits to its Board of Directors. The benefits are based on years of service and director compensation during the year preceding retirement. The plan also provides for death benefit payments to a surviving spouse, beneficiaries or the estate of the director. Peoples Community Bank has elected not to establish a trust for the holding or investing of assets. Pension accruals for the plan are not deductible for federal income tax purposes until benefits are paid. Accruals are intended to provide not only for the benefits attributed to service to date but also for those expected to be earned in the future.

Compensation Committee Interlocks and Insider Participation

     Determinations regarding compensation of our President and Chief Executive Officer, our senior management and our employees are reviewed and approved by Peoples Community Bank's
Compensation and Benefits Committee.

     No person who served as a member of the Compensation and Benefits Committee during fiscal 2005 was a current or former officer or employee of Peoples Community Bancorp or Peoples Community Bank or engaged in certain transactions with Peoples Community Bancorp or Peoples Community Bank required to be disclosed by regulations of the Securities and Exchange Commission. Additionally, there were no compensation committee "interlocks" during fiscal 2005, which generally means that no executive officer of Peoples Community Bancorp served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director of Peoples Community Bank or as a member of Peoples Community Bank's Compensation and Benefits Committee.











                             7

-----------------------------------------------------------------

                        PERFORMANCE GRAPH

-----------------------------------------------------------------

     The following graph represents $100 invested in our common stock at the closing price of the common stock on the Nasdaq National Market on September 30, 2000. The graph demonstrates comparison of the cumulative total returns for the common stock of Peoples Community Bancorp, the NASDAQ Composite Index and the SNL $500M - $1B Thrift Index for the period commencing on September 30, 2000 to the close of trading on September 30, 2005.





               [Total Return Performance Graph]





                                                            Period Ending
                                 ----------------------------------------------------------
Index                            09/30/00  09/30/01  09/30/02  09/30/03  09/30/04  09/30/05
-------------------------------  --------  --------  --------  --------  --------  --------
Peoples Community Bancorp, Inc.  $100.00   $129.17   $193.75   $191.67   $191.83   $177.92
NASDAQ Composite                  100.00     40.92     32.12     49.20     52.50     59.95
SNL $500M-$1B Thrift Index        100.00    132.85    181.95    262.04    295.33    301.32







                             8

-----------------------------------------------------------------

                      EXECUTIVE COMPENSATION

-----------------------------------------------------------------

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by Peoples Community Bank for services rendered in all capacities during the fiscal years ended September 30, 2005, 2004 and 2003 to the President and Chief Executive Officer and the next four highest paid officers of Peoples Community Bank who were serving as executive officers at the end of fiscal 2005 and whose salary plus bonus exceeded $100,000 for such year. Peoples Community Bancorp has not paid separate compensation to our executive officers.

                                                           Long Term Compensation
                                                                  Awards
                                           Annual         -------------------------
                                       Compensation(1)     Restricted    Securities
        Name and               Fiscal  ----------------      Stock       Underlying   All Other
    Pricipal Positions          Year   Salary(2)  Bonus   Awards(3)(4)    Options    Compensation
-----------------------------  ------  --------- ------   ------------   ----------  ------------

Jerry D. Williams               2005   $201,341  $35,000    $21,135        2,465       $17,635(5)
President and Chief Executive   2004    178,783   47,250     22,272        2,230        28,038
  Officer                       2003    146,769   32,400     20,434        2,043        25,622

Thomas J. Noe                   2005   $169,062  $30,000    $18,107        2,112       $15,393(5)
Executive Vice President        2004    156,226   41,125     19,094        1,911        25,161
  and Treasurer                 2003    130,077   27,450     15,302        1,532        21,482

Teresa A. O'Quinn               2005   $147,389  $27,037    $18,107        2,112       $13,621(5)
Executive Vice President,       2004    118,723   35,350     19,094        1,911        21,777
 Chief Operations Officer       2003     94,308   20,063     15,302        1,532        17,515
 and Chief Financial Officer

John E. Rathkamp                2005   $144,129  $25,000    $15,099        1,760       $13,707(5)
Senior Vice President           2004    133,900   35,350     15,915        1,593        24,965
 and Secretary(6)               2003    114,385   24,300     15,302        1,532        18,515

Jerry L. Boate                  2005   $111,831  $23,000    $15,099        1,760       $11,529(5)
Senior Vice President(6)        2004    104,278   35,350     15,915        1,593        20,166
                                2003     96,385   24,300     15,302        1,532        18,791

______________________
(1) We provide miscellaneous benefits to the named executive officers. The costs of providing such benefits during the year ended September 30, 2005 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for each of such individuals.

(2) Salary for Messrs. Williams, Noe and Rathkamp includes directors' fees of $18,000 in each of fiscal 2005, 2004 and 2003.

(3) Reflects the value of shares of restricted stock on the date of grant awarded pursuant to our 2001 Recognition and Retention Plan. Such restricted stock awards vest at a rate of 20% per year.

(4) As of September 30, 2005, Messrs. Williams and Noe, Ms. O'Quinn and Messrs. Rathkamp and Boate had 3,079, 2,503, 2,322, 2,175 and 2,175 shares of unearned restricted stock, respectively, awarded pursuant to our 2001 Recognition and Retention Plan which had fair market values of $65,737, $53,439, $49,923, $46,436, and $46,436, respectively.

(5) Represents the fair market value on September 30, 2005 of a share of common stock ($21.35) multiplied by the 826, 721, 638, 642, and 540 shares allocated to the Employee Stock Ownership Plan accounts of Messrs. Williams and Noe, Ms. O'Quinn and Messrs. Rathkamp and Boate, respectively, during fiscal 2005.

(6)  Retired in December 2005.

                             9

Employment Agreements

     Peoples Community Bancorp and Peoples Community Bank, as employers, have entered into employment agreements with each of Messrs. Jerry D. Williams, Thomas J. Noe, John E. Rathkamp and Ms. Teresa A. O'Quinn. Mr. Rathkamp's agreement terminated in December 2005 as a result of his retirement. The executives' compensation and expenses are paid by Peoples Community Bancorp and Peoples Community Bank in the same proportion as the time and services actually expended by the executives on behalf of each employer. The employment agreements are reviewed annually. The term of the executives' employment agreements are extended each year for a successive additional one-year period upon the approval of the Boards of Directors, unless either party elects, not less than sixty (60) days prior to the annual anniversary date, not to extend the employment term.

     Each of the employment agreements is terminable with or without cause by the employers. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the employers for cause, disability or retirement. The agreements provide for certain benefits in the event of the executive's death. In the event that:

     (1) either executive terminates his or her employment because the employers either fail to comply with any material provision of the employment agreement or change the executive's title or duties, or

     (2) the employment agreement is terminated by the employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control of Peoples Community Bancorp, as defined, then the executive will be entitled to a cash severance amount equal to three times his or her average annual compensation for the last five calendar years (or such shorter period that he has worked with Peoples Community Bank), plus the continuation of certain miscellaneous fringe benefits, subject to reduction pursuant to Section 280G of the Internal Revenue Code as set forth below in the event of a change in control.

     A change in control is generally defined in the employment agreements to include any change in control of Peoples Community Bancorp required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 20% or more of Peoples Community Bancorp's outstanding voting securities and
(2) a change in a majority of the directors of Peoples Community Bancorp during any three-year period without the approval of at least two-thirds of the persons who were directors of Peoples Community Bancorp at the beginning of such period.

     Each employment agreement provides that, in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the employers which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and the employers will be able to deduct such payments as compensation expense for federal income tax purposes.

                             10

Change in Control Agreements

     Peoples Community Bancorp and Peoples Community Bank entered into one-year change in control agreements with Jerry L. Boate, Lori M. Henn, Fred L. Darlington and Stephen P. Wood who are not otherwise covered by an employment contract, in March 2002, March 2004, March 2005 and March 2005, respectively. Mr. Boate's agreement terminated on December 31, 2005, the effective date of his retirement. Commencing on the first anniversary date and continuing on each anniversary thereafter, the change in control agreements may be renewed by the Board of Directors for an additional year. The agreements provide that in the event of their voluntary or involuntary termination following a change in control of Peoples Community Bancorp, the executives would be entitled to receive a severance payment equal to one times his or her average annual compensation for the five most recent taxable years.

     Although the above-described employment agreements and change in control agreements could increase the cost of any acquisition of control, Peoples Community Bancorp and Peoples Community Bank do not believe that the terms of the employment agreements or change in control agreements would have a significant anti-takeover effect.

Stock Options

          Stock Option Grants During Fiscal Year 2005

     The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to stock options granted during fiscal
2005.

                                  Individual Grants                     Potential Realized Value
         -------------------------------------------------------------  at Assumed Annual Rates
                      Number of   Percent of                               of Stock Price
                     Securities  Total Options                          Appreciation for Option
                     Underlying   Granted to     Exercise                     Term(2)
                       Options   Employees in     Price     Expiration  ------------------------
      Name             Granted    Fiscal Year   ($/Sh)(1)      Date          5%          10%
------------------   ----------  ------------   ---------   ----------  -----------  -----------
Jerry D. Williams       2,465        7.00%       $19.92      6/30/15      $30,880      $78,257
Teresa A. O'Quinn       2,112        5.99         19.92      6/30/15       26,458       67,050
Thomas J. Noe           2,112        5.99         19.92      6/30/15       26,458       67,050
John E. Rathkamp        1,760        5.00         19.92      6/30/15       22,049       55,875
Jerry L. Boate          1,760        5.00         19.92      6/30/15       22,049       55,875

_______________________

(1) The exercise price was based on Peoples Community Bancorp's market price of the common stock on the date of the grant.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercise of stock options will depend, in part, on the future performance of the common stock, the option holder's continued employment throughout the option period, and the date on which the options are exercised.

                             11

                 Fiscal Year-end Option Values

     The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of options held as of September 30, 2005 and the value with respect thereto. There were no option exercises by the named executive officers during fiscal 2005.



                        Number of Securities             Value of Unexercised
                    Underlying Unexercised Options       In The Money Options
                         at Fiscal Year End              at Fiscal Year End(1)
                    ------------------------------    --------------------------
      Name          Exercisable      Unexercisable    Exercisable  Unexercisable
------------------  -----------      -------------    -----------  -------------
Jerry D. Williams      5,344            7,151          $20,088       $9,263
Thomas J. Noe          4,057            5,815           16,373        7,321
Teresa A. O'Quinn      3,037            5,396            7,388        5,886
John E. Rathkamp       3,369            5,053           10,480        5,672
Jerry L. Boate         3,369            5,053           10,480        5,672
___________________________

(1) Calculated by determining the difference between the fair market value of a share of the common stock underlying the options at September 30, 2005 ($21.35) and the exercise price of the options.


Transactions With Certain Related Persons

     Peoples Community Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated person. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features to Peoples Community Bank.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as Peoples Community Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

                             12

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       REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE

-----------------------------------------------------------------

     The Compensation and Benefits Committee's principal responsibility is to assist Peoples Community Bancorp and Peoples Community Bank by implementing and overseeing a plan that provides incentive for executive management to help ensure Peoples Community Bancorp and Peoples Community Bank reach their full potential. Efforts include assistance in recruiting and retaining qualified management, motivating the executive officers to achieve goals as outlined in Peoples Community Bancorp's business plan, and ensuring that appropriate executive compensation is aligned with the overall objective of enhancing stockholder value.

     The Compensation and Benefits Committee considered a number of factors in establishing base salary levels for Peoples Community Bancorp's and Peoples Community Bank's senior officers, focusing on the financial performance of Peoples Community Bancorp, including net income and various financial ratios. A performance evaluation is conducted for all employees of Peoples Community Bancorp and Peoples Community Bank from which a performance rating is derived that is used to determine an employee's salary and bonus as well as stock option or recognition plan compensation. In addition, in determining the compensation of the President and Chief Executive Officer as well as other senior officers, the Compensation and Benefits Committee reviews market surveys of financial institutions of similar size to Peoples Community Bank. The Compensation and Benefits Committee reviews and approves such salary increases and bonuses as recommended by the senior officers for Peoples Community Bank's officers and employees.

     Mr. Williams' 2005 annual base salary increased 2.29% and his bonus decreased 25.9% from the calendar year 2004. The Compensation and Benefits Committee also approved an average 2005 annual base salary increase of 2.38% for the other senior officers. All issues pertaining to executive compensation are submitted to the full Board of Directors for their approval. No officer or employee participated in the review of his or her respective compensation.

       Members of the Compensation and Benefits Committee

        Paul E. Hasselbring     Nicholas N. Nelson
        Donald L. Hawke         James R. Van DeGrift
        John L. Buchanan

                             13

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            BENEFICIAL OWNERSHIP OF COMMON STOCK
         BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

-----------------------------------------------------------------

     The following table sets forth, as of December 27, 2005, the voting record date, certain information as to Peoples Community Bancorp common stock beneficially owned by each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, who or which was known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock, our directors and named executive officers and all of our directors and executive officers as a group.

                                                   Amount and Nature
      Name of Beneficial Owner or              of Beneficial Ownership as of    Percent of
       Number of Persons in Group                  December 27, 2005(1)        common stock
-------------------------------------------    -----------------------------   ------------
Financial Stocks Capital Partners III L.P.,
 Finstocks Capital Management, LLC,
 Elbrook Holdings, LLC, John M. Stein and
 Steven N. Stein
 507 Carew Tower
 441 Vine Street
 Cincinnati, Ohio 45202...................             432,183(2)                  9.8%

Directors:
 Paul E. Hasselbring......................              45,515(3)(4)               1.0%
 Jerry D. Williams........................             110,869(3)(5)               2.5%
 John L. Buchanan.........................              46,015(3)(6)               1.0%
 Donald L. Hawke..........................              28,015(3)                  *
 Nicholas N. Nelson.......................              19,015(3)(7)               *
 James R. Van DeGrift.....................              37,615(3)(8)               *
 Thomas J. Noe............................             439,657(3)(9)               9.9%
 John E. Rathkamp.........................              38,688(3)(10)              *

Other Named Executive Officers:
 Jerry L. Boate...........................              18,386(3)(11)              *
 Teresa A. O'Quinn........................              21,041(3)(12)              *

All Directors and Executive Officers
 as a group (13 persons)..................             844,141(3)                  18.8%

_______________________________

*    Represents less than 1% of the outstanding common stock.

(1) Based upon filings made pursuant to the Securities Exchange Act and information provided by each of the individuals. Shares of Peoples Community Bancorp common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or
     (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Based on a Schedule 13G filed with the Securities and Exchange Commission on August 17, 2005. This Schedule 13G discloses that Financial Stocks Capital Partners III L.P.
     has shared voting and dispositive power with respect to the 432,183 shares it beneficially owns. The Schedule 13G discloses that Finstocks Capital Management, LLC is the general partner of Financial Stocks Capital Partners III
     L.P. Finstocks Capital Management, LLC is controlled by
     Elbrook Holdings, LLC, which is in turn controlled by Steven
     N. Stein and John M. Stein. Finstocks Capital Management,
     LLC, Elbrook Holdings, LLC, Steve N. Stein and John M. Stein indirectly have the power to vote and dispose of the 432,183 shares.
                                      (Footnotes continued on following page)

                             14

_______________________________

(3) Includes options to acquire shares of our common stock that are exercisable on December 27, 2005, or sixty (60) days thereafter, under our 2001 Stock Option Plan and shares allocated pursuant to the Peoples Community Bancorp Employee Stock Ownership Plan that are held in the associated trust, as follows:

                                         Number of Shares   Number of Shares Held in
           Name                         Underlying Options         ESOP Trust
  ------------------------------------- ------------------  ------------------------
    Paul E. Hasselbring................        7,351                    --
    Jerry D. Williams..................        5,344                 6,962
    John L. Buchanan...................        7,351                    --
    Donald L. Hawke....................        7,351                    --
    Nicholas N. Nelson.................        6,351                    --
    James R. Van DeGrift...............        7,351                    --
    Thomas J. Noe......................        4,057                 5,675
    John E. Rathkamp...................        3,369                 5,285
    Jerry L. Boate.....................        3,369                 4,067
    Teresa A. O'Quinn..................        3,037                 4,535
  All Directors and Executive Officers
    as a group (13 persons)............       56,913                30,145


(4)  Includes 37,373 shares held in the Paul E. Hasselbring
     Trust.

(5) Includes 32,800 shares held in Mr. Williams' individual retirement account, 4,000 shares held jointly with Mr.
     Williams' daughters and 4,500 shares held by Mr. Williams for the benefit of his daughter.

(6) Includes 5,400 shares held in Mr. Buchanan's individual retirement account, 4,100 shares held by Mr. Buchanan's spouse in her individual retirement account, 20,500 shares held in the Buchanan Family Trust and 2,000 shares held by Buchanan's Power Equipment Center, Inc. a company of which Mr. Buchanan is the president.

(7) Includes 9,500 shares held jointly with Mr. Nelson's wife and 500 shares held jointly with Mr. Nelson's son.

(8) Includes 25,000 shares held jointly with Mr. Van DeGrift's wife and 100 shares held by Mr. Van DeGrift for the benefit of his grandchildren.

(9) Includes 73,145 shares held in Mr. Noe's individual retirement account, 7,825 shares held by Mr. Noe's spouse and 37,750 shares held in five family trusts, for which Mr.
     Noe is trustee.  Mr. Noe's address is c/o Peoples Community
     Bank, P.O. Box 1130, West Chester, Ohio 45071.

(10) Includes 20,859 shares held in Mr. Rathkamp's individual retirement account, 4,652 shares held jointly with Mr.
     Rathkamp's spouse and 1,800 shares held by Mr. Rathkamp's spouse in her Individual Retirement Account.

(11) Includes 9,500 shares held in Mr. Boate's individual retirement account.

(12) Includes 1,362 shares held in Ms. O'Quinn's individual retirement account.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act requires Peoples Community Bancorp's officers and directors, and persons who own more than 10% of Peoples Community Bancorp's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation to furnish Peoples Community Bancorp with copies of all Section 16(a) forms they file. Peoples Community Bancorp knows of no person who owns 10% or more of Peoples Community Bancorp's common stock.

     Based solely on review of the copies of such forms furnished to Peoples Community Bancorp, or written representations from its officers and directors, Peoples Community Bancorp believes that during, and with respect to, the fiscal year ended September 30, 2005, Peoples Community Bancorp's officers and directors complied in all respects with the reporting requirements promulgated under
Section 16(a) of the Securities Exchange Act.

                             15

-----------------------------------------------------------------

     RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
                   PUBLIC ACCOUNTING FIRM

-----------------------------------------------------------------

     The Board of Directors of Peoples Community Bancorp has appointed BKD, LLP, as our independent registered public accounting firm, to perform the audit of Peoples Community Bancorp's financial statements for the year ending September 30, 2006, and further directed that the selection of independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting. Our Board recommends that stockholders vote for ratification of such appointment.

     Peoples Community Bancorp has been advised by BKD, LLP that neither that firm nor any of its associates has any relationship with Peoples Community Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.

     In determining whether to appoint BKD, LLP as Peoples Community Bancorp's independent registered public accounting firm, Peoples Community Bancorp's Audit Committee considered whether the provision of services, other than auditing services, by BKD, LLP is compatible with maintaining the independent registered public accounting firm's independence. The Audit Committee believes that BKD, LLP's performance of these other services is compatible with maintaining their independence.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of BKD, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2006.

Audit Fees

     The following table sets forth the aggregate fees paid by us for professional services rendered in connection with the audit of Peoples Community Bancorp's consolidated financial statements for fiscal 2005 and 2004, as well as the fees paid by us for audit-related services, tax services and all other services rendered to us during fiscal 2005 and 2004.

                                    Year Ended September 30,
                                    ------------------------
Description of Services                2005         2004
------------------------------      ---------    -----------
 Audit fees (1)...............       $ 91,900    $ 91,034
 Audit-related fees (2).......         11,880       4,500
 Tax fees.....................             --          --
 All other fees(3)............             --      75,780
                                      -------     -------
    Total.....................       $103,780    $171,314
                                      =======     =======
____________________

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission. Audit fees for 2004 include $23,834 paid to Grant Thornton LLP prior to their resignation in July 2004.

(2) Audit-related fees for 2005 consist of fees paid to BKD LLP for consultation regarding financial accounting and reporting matters and for 2004, fees paid to Grant Thornton
     LLP in connection with the examination of our internal control structure.

(3)  All other fees primarily consist of fees paid to Grant
     Thornton LLP in connection with our secondary offering completed in April 2004 and fees associated with the resignation of Grant Thornton LLP in July 2004.

                             16

     The Audit Committee selects our independent registered public accounting firms and pre-approves all audit services to be provided by it to Peoples Community Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The Chair of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee. On a quarterly basis, the Chair of the Audit Committee presents any previously-approved engagements to the full Audit Committee.
Each of the services was pre-approved by the Audit Committee.

     Each new engagement of BKD, LLP was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

-----------------------------------------------------------------

                REPORT OF THE AUDIT COMMITTEE

-----------------------------------------------------------------


     The audit committee has reviewed and discussed the audited financial statements with management. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with BKD, LLP, the independent registered public accounting firm's independence. Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that the audited financial statements be included in Peoples Community Bancorp's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

                  Members of the Audit Committee

     Paul E. Hasselbring  Nicholas N. Nelson      John L. Buchanan
     Donald L. Hawke      James R. Van DeGrift

-----------------------------------------------------------------

    STOCKHOLDERS PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                WITH THE BOARD OF DIRECTORS

-----------------------------------------------------------------

     Stockholder Proposals. Proposals of stockholders intended to be presented at Peoples Community Bancorp's annual meeting expected to be held in February 2007, must be received by Peoples Community Bancorp no later than September 13, 2006 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

     Article II, Section 2.15 of the Bylaws of Peoples Community Bancorp provides that in order for a stockholder to make proposals for business to be brought before an annual meeting, a stockholder must deliver notice of such proposals to the secretary of Peoples Community Bancorp not less than 120 days prior to the anniversary date of the mailing of proxy materials in connection with the preceding annual

                             17

meeting. The notice with respect to business proposals to be brought before the annual meeting must state the stockholder's name, address and number of shares of Peoples Community Bancorp common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the stockholder in the proposal. All such proposals must also be received by September
13, 2006.

     Stockholder Nominations. Article IV, Section 4.14 of Peoples Community Bancorp's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or a committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the secretary of Peoples Community Bancorp.
Generally, to be timely, a stockholder's notice must be made in writing and delivered to the Corporate Secretary of Peoples Community Bancorp not later than 120 days prior to the anniversary date of the mailing of proxy materials in connection with the preceding annual meeting of stockholders of Peoples Community Bancorp. In connection with this Annual Meeting, any such nomination by a stockholder must have been delivered or received no later than the close of business on September 16, 2005. Peoples Community Bancorp did not receive any nominations.

     Other Stockholder Communications. Stockholders who wish to communicate directly with the Board may do so by sending written communications addressed to The Board of Directors, Peoples Community Bancorp, Inc., Post Office Box 1171, Lebanon, Ohio 45036.

-----------------------------------------------------------------

                       ANNUAL REPORTS

-----------------------------------------------------------------

     A copy of Peoples Community Bancorp's Annual Report to
Stockholders for the year ended September 30, 2005 accompanies this Proxy Statement. Such 2005 Annual Report is not part of the proxy solicitation materials.

     Upon receipt of a written request, Peoples Community Bancorp will furnish to any stockholder without charge a copy of Peoples Community Bancorp's Annual Report on Form 10-K and the exhibits thereto for fiscal 2005 required to be filed with the Securities and Exchange Commission under the Securities Exchange Act. Such written requests should be directed to Mr. Thomas J. Noe, Treasurer, Peoples Community Bancorp, Inc., P.O. Box 1130, West Chester, Ohio 45071. The Form 10-K is not part of the proxy solicitation materials.

-----------------------------------------------------------------

                       OTHER MATTERS

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     Management is not aware of any business to come before the
Annual Meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by Peoples Community Bancorp. Peoples Community Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Peoples Community Bancorp's common stock. In addition to solicitations by mail, directors, officers and employees of Peoples Community Bancorp may solicit proxies personally or by telephone without additional compensation.


                             18

[x]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                        REVOCABLE PROXY
                 PEOPLES COMMUNITY BANCORP, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF PEOPLES COMMUNITY BANCORP, INC. FOR USE AT THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON FEBRUARY 17, 2006 AND AT ANY
ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Peoples Community Bancorp, Inc., or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Peoples Community Bancorp held of record by the undersigned on December 27, 2005, at the Annual Meeting of Stockholders to be held at the office of Peoples Community Bank, located at 7615 Voice of America Centre Drive, West Chester, Ohio 45069 on Friday, February 17, 2006, at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.   The election as directors of all nominees listed
     (except as marked to the contrary below):

     [ ]  FOR        [ ]  WITHHOLD   [ ]  FOR ALL EXCEPT

Nominees for three-year terms expiring in 2009:  Jerry D.
Williams, John L. Buchanan and Nicholas N. Nelson

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_____________________________________

2.   PROPOSAL TO RATIFY THE APPOINTMENT of BKD, LLP as Peoples
     Community Bancorp's independent registered public accounting firm for the year ending September 30, 2006.

     [ ]  FOR        [ ]  AGAINST    [ ]  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all of the nominees listed above and "FOR" proposal 2.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF PEOPLES COMMUNITY BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF PEOPLES COMMUNITY BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Please be sure to date this Proxy and sign in   __________________
           the box below.                       Date
________________________________________________




__Stockholders sign above______Co-holder (if any) sign above______

..................................................................


 Detach above card, mark, sign, date and return using the enclosed envelope.


                 PEOPLES COMMUNITY BANCORP, INC.

_________________________________________________________________

     The abovesigned hereby acknowledges receipt from Peoples Community Bancorp, prior to the signing of this Proxy, of the Notice of Annual Meeting of Stockholders, the Proxy Statement and Peoples Community Bancorp's 2005 Annual Report to Stockholders.

     Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                  THE ENCLOSED ENVELOPE.

_________________________________________________________________


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE
SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN
THE ENVELOPE PROVIDED.

___________________________________

___________________________________

___________________________________

[x]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


                 ESOP VOTING INSTRUCTION BALLOT

  PEOPLES COMMUNITY BANCORP, INC.
  ANNUAL MEETING OF STOCKHOLDERS
       FEBRUARY 17, 2006

     The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan ("ESOP") of Peoples Community Bank to vote, as designated below, all the shares of common stock of Peoples Community Bancorp, Inc. allocated to my accounts pursuant to the ESOP as of December 27, 2005 at the Annual Meeting of Stockholders to be held at the office of Peoples Community Bank, located at 7615 Voice of America Centre Drive, West Chester, Ohio 45069 on Friday, February 17, 2006, at 10:00 a.m., Eastern Time, and any adjournment thereof.

1. THE ELECTION as directors of all nominees listed (except as marked to the contrary below).

      [ ]  FOR          [ ]  WITHHOLD        [ ]  FOR  ALL EXCEPT

Nominees for three-year terms expiring in 2009:  Jerry D.
Williams, John L. Buchanan and Nicholas N. Nelson

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
_____________________________

2.   PROPOSAL TO RATIFY THE APPOINTMENT of BKD, LLP as Peoples
     Community Bancorp's independent registered public accounting firm for the year ending September 30, 2006.

      [ ]  FOR          [ ]  AGAINST         [ ]  ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

     Peoples Community Bancorp's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2.
Such votes are hereby solicited by Peoples Community Bancorp's
Board of Directors.

     If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for Proposal 2. If you do not return this card, your shares will be voted by the Trustees in the same proportion as all allocated shares under the ESOP are voted.

                                __________________
  Please be sure to date this       Date
Card and sign in the box below.
__________________________________________________



____Participant sign above________________________

..................................................................

     Detach above Card, mark, sign, date and return to the
                   administrator of the ESOP.


                 PEOPLES COMMUNITY BANCORP, INC.

_________________________________________________________________

               PLEASE MARK, SIGN, DATE AND RETURN
            ESOP VOTING INSTRUCTION BALLOT PROMPTLY.
_________________________________________________________________

             [Peoples Community Bancorp Letterhead]







                                                 January 11, 2006


To:  Participants in Peoples Community Bank's Employee Stock
     Ownership Plan


     As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming 2006 Annual Meeting of Stockholders of Peoples Community Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Peoples Community Bancorp allocated to your account pursuant to the Employee Stock Ownership Plan ("ESOP") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to instruct the ESOP Trustees to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the administrator of the ESOP for receipt no later than February 10, 2006. The Plan Administrator will certify the totals to the ESOP Trustees for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Peoples Community Bancorp. If your voting instructions for the ESOP are not received, the shares allocated to your account will generally be voted in the same proportion as all allocated shares under the ESOP are voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you under the ESOP. If you also own shares of Peoples Community Bancorp common stock outside of the ESOP, you should have already received other voting material for those shares owned by you individually and not under the ESOP. Please return all your voting material so that all your shares may be voted.

                                        Sincerely,

                                        /s/ Jerry D. Williams

                                        Jerry D. Williams
                                        President and Chief Executive Officer